Exhibit 25
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

     Check if an Application to Determine Eligibility of a trustee Pursuant to Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)

         New York                                                 13-4941093
(Jurisdiction of incorporation or organization                 (I.R.S. employer
       if not a US national bank)                            identification no.)

     77 Water Street
    New York, New York                                               10005
(Address of principal executive offices)                           (Zip code)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                       77 Water Street, New York, NY 10005
                                 (212) 701-7602
            (Name, address and telephone number of agent for service)
                      ------------------------------------

                             Arrow Electronics, Inc.
               (Exact name of obligor as specified in its charter)

    New York                                                     11-1806155
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                            identification number)


                                  25 Hub Drive
                            Melville, New York 11747
                    (Address of principal executive offices)
                     --------------------------------------

                                 Debt Securities
                       (Title of the indenture securities)

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Item 1.  General Information.
         --------------------

                  Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street, New York NY 10045

                        State of New York Banking Department
                        2 Rector Street, New York, NY 10006

                  (b) Whether it is authorized to exercise corporate trust powers.

                        The Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with the Obligor.
         ------------------------------


                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           The obligor is not an affiliate of the trustee.

Item 16.          List of Exhibits.
                  -----------------

                  List below all exhibits filed as part of this statement of eligibility.

                  1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

                  2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

                  3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

                  4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 8th day of January, 1997.

                                    BANK OF MONTREAL TRUST COMPANY


                                    By    /s/ T. Gaballah
                                      -------------------------------------
                                              T. Gaballah
                                              Vice President



                                       -2-

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                                                                    EXHIBIT "D"
                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
                        ---------------------------------

ASSETS
Due From Banks                                                      $   790,144
                                                                    -----------
Investment Securities:
         State & Municipal                                           16,811,825
         Other                                                              100
                                                                         ------
                  Total Securities                                   16,811,925
                                                                     ----------
Loans and Advances
         Federal Funds Sold                                          10,112,520
         Overdrafts                                                      24,744
                                                                     ----------
                  Total Loans and Advances                           10,137,264
                                                                     ----------

Investment in Harris Trust, NY                                        7,124,762
Premises and Equipment                                                  433,539
Other Assets                                                          2,572,729
                                                                     ----------

                  TOTAL ASSETS                                      $37,870,363
                                                                     ==========
LIABILITIES

Trust Deposits                                                      $13,926,947
Other Liabilities                                                     2,244,718
                                                                     ----------


                  TOTAL LIABILITIES                                  16,171,665
                                                                     ----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
         Fully Paid - 10,000 Shares of $100 Each                      1,000,000
Surplus                                                               4,222,188
Retained Earnings                                                    16,422,757
Equity - Municipal Gain/Loss                                             53,753
                                                                     ----------

                  TOTAL CAPITAL ACCOUNTS                             21,698,699

                  TOTAL LIABILITIES
                  AND CAPITAL ACCOUNTS                              $37,870,363
                                                                     ==========

                  I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               Mark F. McLaughlin
                                  June 30, 1996

                  We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                  Sanjiv Tandon
                                 Kevin O. Healey
                               Steven R. Rothbloom


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